UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2019

Neoleukin Therapeutics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36327	98-0542593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

360-1616 Eastlake Avenue East

Seattle, Washington 98102

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (206) 732-2133

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.000001	NLTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed by Neoleukin Therapeutics, Inc. (formerly known as Aquinox Pharmaceuticals, Inc.), a Delaware corporation (the “Company”), to amend its Current Report on Form 8-K (the “Prior 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on August 12, 2019, in connection with the completion of the transaction among the Company, Neoleukin Therapeutics, Inc., a Delaware corporation (“Neoleukin”), and Apollo Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”) in accordance with the terms of the Agreement and Plan of Merger, dated as of August 5, 2019 (the “Merger Agreement”). Pursuant to the Merger Agreement, the Merger Sub merged with and into Neoleukin (the “Merger”), with Neoleukin surviving the Merger as a wholly owned subsidiary of the Company.

The Company is filing this Amendment solely to provide the audited financial statements of Neoleukin as of December 31, 2018 and for the period from June 4, 2018 (inception) through December 31, 2018, the unaudited financial statements of Neoleukin for the six-month period ended June 30, 2019 and for the period from June 4, 2018 (inception) to June 30, 2018 and the unaudited pro forma condensed combined financial statements as of June 30, 2019 and for the six-month period ended June 30, 2019 and for the year ended December 31, 2018. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Prior 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

Audited financial statements of Neoleukin as of December 31, 2018 and for the period from June 4, 2018 (inception) through December 31, 2018, filed herewith and attached hereto as Exhibit 99.1, are incorporated herein by reference.

Unaudited financial statements of Neoleukin for the six-month period ended June 30, 2019 and for the period from June 4, 2018 (inception) to June 30, 2018, filed herewith and attached hereto as Exhibit 99.2, are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements as of June 30, 2019 and for the six-month period ended June 30, 2019 and for the year ended December 31, 2018, filed herewith and attached hereto as Exhibit 99.3, are incorporated herein by reference.

(d)    Exhibits

Exhibit No.	Exhibit

99.1	Audited financial statements of Neoleukin Therapeutics, Inc. as of December 31, 2018 and for the period from June 4, 2018 (inception) through December 31, 2018

99.2	Unaudited financial statements of Neoleukin Therapeutics, Inc. as of June 30, 2019 and December 31, 2018 and for the six-month period ended June 30, 2019 and for the period from June 4, 2018 (inception) to June 30, 2018

99.3	Unaudited pro forma condensed combined financial statements as of June 30, 2019 and for the six-month period ended June 30, 2019 and for the year ended December 31, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2019	Neoleukin Therapeutics, Inc.

	By:	/s/ Kamran Alam
	Name:	Kamran Alam
	Title:	Interim Chief Financial Officer

4